EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection with the Quarterly Report of Wincash Apolo Gold & Energy Inc., (the “Company”) on Form 10-Q for the three-month period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chow Wing Fai Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2018	/s/ Chow Wing Fai
Chow Wing Fai
Chief Financial Officer